Exhibit 10.1.b

Amendment No. 1 to
[Restated] Severance Agreement

            This Amendment No. 1 to the [Restated] Severance Agreement dated ____________ between Kansas City Power & Light Company, and _________________________, is being made effective as of October 1, 2001, to reflect the completion by Kansas City Power & Light Company, a Missouri corporation ("KCPL"), of a corporate restructuring to create a holding company structure. On October 1, 2001, KCPL entered into an agreement and plan of merger among KCPL, Great Plains Energy Incorporated, a Missouri corporation ("GPE"), and KCPL Merger Sub Incorporated, a Missouri corporation ("Merger Sub") and wholly owned subsidiary of GPE. As a result of the merger, KCPL became a direct wholly owned subsidiary of GPE. Immediately following the merger, GPE became the successor of KCPL with respect to the rights and obligations of Kansas City Power & Light Company under the (AgreementName) Agreement.

GREAT PLAINS ENERGY INCORPORATED

By:          /s/Bernard J. Beaudoin
                Bernard J. Beaudoin

KANSAS CITY POWER & LIGHT COMPANY

By:          /s/Bernard J. Beaudoin
                Bernard J. Beaudoin

OFFICER:

______________________________________

Subscribed and Sworn to before me this
_________ day of ___________________.
_________________________________
                   Notary Public